Exhibit (o)

                                POWER OF ATTORNEY

NEUBERGER BERMAN INCOME FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Michael M. Kassen, Richard M. Phillips, Arthur C. Delibert, and Susan M. Casey (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement of Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN INCOME FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 25th day of September, 2001.


                                   NEUBERGER BERMAN INCOME FUNDS


                                   By:
                                         /s/ Michael M. Kassen
                                        -----------------------------
                                        Michael M. Kassen
                                        President

[SEAL]

ATTEST:


 /s/ Claudia A. Brandon
---------------------------------------
Claudia A. Brandon,
Secretary



[Signatures Continued on Next Page]

                Signature                                   Title
                ---------                                   -----

 /s/ John Cannon                                           Trustee
------------------------------------
John Cannon

 /s/ Faith Colish                                          Trustee
------------------------------------
Faith Colish

 /s/ Walter G. Ehlers                                      Trustee
------------------------------------
Walter G. Ehlers

 /s/ C. Anne Harvey                                        Trustee
------------------------------------
C. Anne Harvey

 /s/ Barry Hirsch                                          Trustee
------------------------------------
Barry Hirsch
 /s/ Michael M. Kassen                                     President and Trustee
------------------------------------
Michael M. Kassen

 /s/ Robert A. Kavesh                                      Trustee
------------------------------------
Robert A. Kavesh
                                                           Trustee
------------------------------------
Howard A. Mileaf

 /s/ Edward I. O'Brien                                     Trustee
------------------------------------
Edward I. O'Brien

 /s/ John P. Rosenthal                                     Trustee
------------------------------------
John P. Rosenthal


                                       2

                Signature                                    Title
                ---------                                    -----


 /s/ William E. Rulon                                      Trustee
------------------------------------
William E. Rulon

 /s/ Cornelius T. Ryan                                     Trustee
------------------------------------
Cornelius T. Ryan

 /s/ Tom Decker Seip                                       Trustee
------------------------------------
Tom Decker Seip

 /s/ Gustave H. Shubert                                    Trustee
------------------------------------
Gustave H. Shubert

 /s/ Candace L. Straight                                   Trustee
------------------------------------
Candace L. Straight

/s/ Peter E. Sundman                                       Chairman of the Board, Chief Executive
------------------------------------
Peter E. Sundman                                           Officer, and Trustee

 /s/ Peter P. Trapp                                        Trustee
------------------------------------
Peter P. Trapp



                                       3